                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated February 4, 2000 relating to the
December 31, 1999 consolidated financial statements of NN, Inc. (formerly known as NN Ball & Roller, Inc.), which appears in NN, Inc.'s Annual Report on Form
10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                            /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Charlotte, North Carolina
February 5, 2003